Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin and Ether Strategy ETF

Valkyrie Bitcoin Miners ETF

(each, a “Fund” and collectively, the “Funds”)

Dated March 14, 2024

Supplement to each Fund’s Prospectus, Summary Prospectus and
Statement of Additional Information

On March 12, 2024 (the “Closing Date”), CoinShares International Limited (“CoinShares”), completed its acquisition of Valkyrie Funds LLC (“Valkyrie”), the investment adviser to the Funds (the “Acquisition”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquisition resulted in a change of control of Valkyrie, which in turn resulted in the assignment and termination of the investment advisory agreement between the Trust and Valkyrie, on behalf of the Funds, as well as the investment sub-advisory agreement between the Trust, Valkyrie and Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident”), the investment sub-adviser to the Funds, on behalf of the Funds (collectively, the “Former Advisory Agreements”).

On January 25, 2024, to avoid a lapse in advisory and sub-advisory services to the Funds, respectively, the Board of Trustees of the Trust approved both an interim investment advisory agreement between the Trust and Valkyrie and an interim investment sub-advisory agreement between the Trust, Valkyrie and Vident (collectively, the “Interim Advisory Agreements”). Pursuant to the Interim Advisory Agreements, Valkyrie and Vident will continue to provide advisory and sub-advisory services to the Funds, respectively, under the Interim Advisory Agreements until the earlier of: (i) the date on which the Funds’ shareholders approve a new investment advisory agreement and investment sub-advisory agreement (the “New Advisory Agreements”); or (ii) 150 days from the date of the termination of the Former Advisory Agreements. The New Advisory Agreements, if approved by shareholders, will replace the Interim Advisory Agreements.

At a special meeting of shareholders of the Funds, shareholders will be asked to consider and approve the New Advisory Agreements. Shareholders of record of the Funds as of the record date will be entitled to vote at the meeting and should expect to receive a proxy statement providing more information about the Acquisition and the New Advisory Agreements.

Please Retain this Supplement for Future Reference